UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 3, 2023

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Renaissance Center
Detroit, Michigan 48265-3000
(Address of principal executive offices, including zip code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 3, 2023, General Motors Company (“GM”) entered into a new 364-Day Revolving Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders named therein (the “Facility”). The Facility is unsecured, provides available borrowing capacity of $6.0 billion, and matures on October 1, 2024.

Interest rates on obligations under the Facility are based on prevailing annual interest rates for Term SOFR loans, Daily Simple SOFR loans or an alternative base rate, each subject to an applicable margin. This applicable margin will be based upon the credit rating assigned to the Facility or to senior, unsecured long-term indebtedness of GM.

The Facility contains representations, warranties and covenants that are typical for these types of facilities. These covenants include restrictions on mergers or sales of assets, limitations on the incurrence of indebtedness and requirements for subsidiaries to guarantee the obligations, in each case subject to conditions, exceptions and limitations. The Facility also requires that GM maintain at least $4.0 billion in global liquidity and at least $2.0 billion in U.S. liquidity.

Some of the lenders under the Facility, and their affiliates, have various relationships with GM and its subsidiaries involving the provision of financial services, including cash management, investment banking, trust and leasing services, and foreign exchange and other derivative arrangements.

The foregoing description does not constitute a complete summary of the Facility and is qualified by reference in its entirety to the full text of the Facility filed herewith.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

10.1†	364-Day Revolving Credit Agreement, dated as of October 3, 2023, among General Motors Company, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

	By:	/s/ John Kim
Date: October 4, 2023	Name:	John Kim
	Title:	Assistant Corporate Secretary